Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

November 25, 2003

Distribution In Dollars
Class	Original Face Value	Prior Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Current Principal Balance
A1	203,191,000.00	201,159,038.41	604,179.79	749,001.78	1,353,181.57	0.00	0.00	200,554,858.62
M1	2,820,000.00	2,818,850.40	595.51	10,495.79	11,091.30	0.00	0.00	2,818,254.89
M2	1,044,000.00	1,043,574.40	220.47	3,885.68	4,106.15	0.00	0.00	1,043,353.93
M3	835,000.00	834,659.61	176.33	3,107.80	3,284.13	0.00	0.00	834,483.28
B1	313,000.00	312,872.41	66.10	1,164.96	1,231.06	0.00	0.00	312,806.31
B2	313,000.00	312,872.41	66.10	1,164.96	1,231.06	0.00	0.00	312,806.31
B3	421,221.00	421,049.28	88.95	1,567.75	1,656.70	0.00	0.00	420,960.33
R	0.00	0.00	0.00	0.03	0.03	0.00	0.00	0.00
TOTALS	208,937,221.00	206,902,916.92	605,393.25	770,388.75	1,375,782.00	0.00	0.00	206,297,523.67

Factor Information Per $1000 Of Original Face							Pass-Through Rates
Class	Cusip	Prior Principal Factor	Principal	Interest	Total	Current Principal Factor	Class	Current Pass Thru Rate
A1	395387AA1	989.99974610	2.97345744	3.68619565	6.65965309	987.02628866	A1	4.468117%
M1	395387AB9	999.59234043	0.21117376	3.72191135	3.93308511	999.38116667	M1	4.468117%
M2	395387AC7	999.59233716	0.21117816	3.72191571	3.93309387	999.38115900	M2	4.468117%
M3	395387AD5	999.59234731	0.21117365	3.72191617	3.93308982	999.38117365	M3	4.468117%
B1	395387AE3	999.59236422	0.21118211	3.72191693	3.93309904	999.38118211	B1	4.468117%
B2	395387AF0	999.59236422	0.21118211	3.72191693	3.93309904	999.38118211	B2	4.468117%
B3	395387AG8	999.59232802	0.21117181	3.72191795	3.93308976	999.38115621	B3	4.468117%
TOTALS			2.89748876	3.68717812	6.58466688	987.36607428

Available Funds	1,375,781.99
Scheduled Principal Payments	43,710.55
Principal Prepayments	561,682.70
Repurchase Principal	0.00
Substitution Amounts	0.00
Net Liquidation Proceeds	0.00
Insurance Proceeds	0.00
Other Principal	0.00
Gross Interest	815,390.12
Master Servicing Fees	43,104.77
Trustee Fees	1,896.61
Current Monthly Advances	45,001.38
Beginning Number of Loans Outstanding	493
Beginning Aggregate Loan Balance	206,902,917.74
Ending Number of Loans Outstanding	492
Ending Aggregate Loan Balance	206,297,524.49

Delinquent Mortgage Loans

Group Totals
Category	Number	Principal Balance	Percentage
1 Month	0	0.00	0.00%
2 Month	0	0.00	0.00%
3 Month	0	0.00	0.00%
Total	0	0.00	0.00%

*	Delinquent Bankruptcies are included in the table above.

Bankruptcies

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

*	Only Current Bankruptcies are reflected in the table above.

Foreclosures

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

REO Properties

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

Book Value of REO Properties	0.00
Current Realized Losses	0.00
Cumulative Realized Losses	0.00
Special Hazard Loss Coverage Amount	3,762,807.14
Bankruptcy Coverage Amount	100,000.00
Fraud Loss Coverage Amount	2,008,937.00
Senior Percentage (for next Distribution Date)	97.216319%
Subordinate Percentage (for next Distribution Date)	2.783681%
Senior Prepayment Percentage (for next Distribution Date)	100.000000%
Subordinate Prepayment Percentage (for next Distribution Date)	0.000000%